UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Compute Health Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
COMPUTE HEALTH ACQUISITION CORP.

Dear Compute Health Acquisition Corp. Stockholders,

On behalf of the board of directors (the “Board”) of Compute Health Acquisition Corp., a Delaware corporation (“Compute Health”, “we”, “our” or the “Company”), we cordially invite you to a special meeting (the “Special Meeting”) of stockholders of Compute Health, to be held virtually via live webcast online at https//www.cstproxy.com/computehealth/2022 at 11:00 a.m. Eastern Time on December 2, 2022. The accompanying proxy statement is dated November 4, 2022, and is first being mailed to stockholders of the Company on or about November 7, 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy card, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination”, or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”, and together with the shares of Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock”, the “Company Common Stock”), included as part of the units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), sold in the Company’s initial public offering that was consummated on February 9, 2021 (the “IPO”), from February 9, 2023 to August 9, 2023 (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”);

(b)    Proposal No. 2 — The Redemption Limitation Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A of the accompanying proxy statement, to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

(c)     Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you should read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until February 9, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Allurion Technologies, Inc. (“Allurion”), the Board has determined that there may not be sufficient time before February 9, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from February 9, 2023 to August 9, 2023.

Allurion is a medical technology company with the mission to end obesity globally and help patients live fuller, longer lives. Allurion has developed a solution that combines medical, digital, and nutritional approaches and is focused on commercializing its leading weight loss program, the Allurion Program.

The Allurion Program is a multifaceted weight loss intervention which includes a swallowable, procedure-less gastric balloon, a digital therapeutic and remote patient monitoring tool, and a behavior change program. Allurion patients also have access to the Allurion App, a mobile application available on Android and iOS platforms which provides real-time insights, behavior change content, and connection with providers in 15 languages, and the Allurion Health Tracker and Connected Scale, a Bluetooth-connected smartwatch and digital scale to conveniently monitor weight, metabolic parameters, and fitness. Allurion also provides benefits to providers through Allurion Insights, an AI-powered remote patient monitoring solution which also enables providers to track and benchmark a variety of clinic-level metrics such as weight loss and patient engagement over time.

Launched and commercial in over 50 countries, Allurion has gained significant commercial traction. The company is planning to continue to expand globally over the next two years and has begun enrollment in its pivotal study in the United States, the AUDACITY trial.

In connection with the Extension Proposal and the Redemption Limitation Proposal, public stockholders may elect to redeem their shares of Class A common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal and/or the Redemption Limitation Proposal. If the Extension Proposal and/or the Redemption Limitation Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Investment Management Trust Agreement, effective as of February 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, each as may be amended. In addition, public stockholders will be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed an initial business combination by the Extended Date, if the Extension Proposal is approved.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $867,071,600, and estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting. The closing price of a share of Class A common stock on November 3, 2022 was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal and/or the Redemption Limitation Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if:

(i)     you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on November 30, 2022 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, we will only proceed with the Extension and redemptions of the public shares if either (i) the Redemption Limitation Proposal is approved and implemented or (ii) in the event the Redemption Limitation Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Compute Health Sponsor LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing public shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by February 9, 2023.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (c) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE REDEMPTION LIMITATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on November 1, 2022 as the record date for the Special Meeting. Only stockholders of record of the Company as of the close of business on November 1, 2022 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Proposal or the Redemption Limitation Proposal, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

All of our stockholders are cordially invited to attend the Special Meeting via the Internet at https//www.cstproxy.com/computehealth/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CPUH.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Compute Health Acquisition Corp.

November 4, 2022

By Order of the Board,
/s/ Omar Ishrak
Omar Ishrak
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated November 4, 2022
and is first being mailed to our stockholders with the form of proxy on or about November 7, 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

COMPUTE HEALTH ACQUISITION CORP.
1100 NORTH MARKET STREET, 4th Floor
WILMINGTON, DE 19890

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2022

TO THE STOCKHOLDERS OF COMPUTE HEALTH ACQUISITION CORP.

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of Compute Health Acquisition Corp., a Delaware corporation (“Compute Health”, “we”, “our” or the “Company”), will be held virtually at https//www.cstproxy.com/computehealth/2022 at 11:00 a.m. Eastern Time, on December 2, 2022.

On behalf of Compute Health’s board of directors (the “Board”), you are cordially invited to attend the Special Meeting, to conduct the following business items:

1.      Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination or (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock” and, together with the shares of Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock” or “Founder Shares”, the “Company Common Stock”), included as part of the units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), sold in the Company’s initial public offering that was consummated on February 9, 2021 (the “IPO”), from February 9, 2023 to August 9, 2023 (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A of the accompanying proxy statement, to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

3.      Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Proposal is approved and implemented, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

In connection with the Extension Proposal and the Redemption Limitation Proposal, public stockholders may elect to redeem their shares of Class A common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal and/or the Redemption Limitation Proposal. If the Extension Proposal and/or the Redemption Limitation Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Investment Management Trust Agreement, effective as of February 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, each as may be amended. In addition, public stockholders will be entitled to have their shares of Class A common stock redeemed for cash if the Company has not completed an initial business combination by February 9, 2023.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:

(i)     you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on November 30, 2022 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, we will only proceed with the Extension and redemptions of the public shares if either (i) the Redemption Limitation Proposal is approved and implemented or (ii) in the event the Redemption Limitation Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Compute Health Sponsor LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing public shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by February 9, 2023.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware General Corporate Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Extended Date, if the Extension Proposal is approved.

The Sponsor and the Company’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by February 9, 2023 or by the Extended Date, if the Extension Proposal is approved; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any Class A common shares they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023 or by the Extended Date, if the Extension Proposal is approved.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

If the Extension Proposal and/or the Redemption Limitation Proposal are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares (the “Withdrawal Amount”) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date, if the Extension Proposal is approved. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $867,071,600 that was in the Trust Account as of September 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the Company as of the close of business on November 1, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Company Common Stock entitles the holder thereof to one vote. On the record date, there were 107,812,500 shares of Company Common Stock issued and outstanding, including (i) 86,250,000 shares of Class A common stock and (ii) 21,562,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of Company Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CPUH.info@investor.morrowsodali.com.

By Order of the Board,
/s/ Omar Ishrak
Omar Ishrak
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON DECEMBER 2, 2022

This Notice of Special Meeting and Proxy Statement are available at https//www.cstproxy.com/computehealth/2022.

i

COMPUTE HEALTH ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 11:00 a.m. on December 2, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Compute Health Acquisition Corp., a Delaware corporation (the “Company”, “Compute Health”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held virtually at https//www.cstproxy.com/computehealth/2022 on December 2, 2022, at 11:00 a.m. Eastern Time.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement, including statements relating to the future strategy and plans of the Company, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors (some of which are beyond the control of Compute Health) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Compute Health and its management based on our current expectations and beliefs concerning future developments and their potential effects on us, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations.

Factors that may impact such forward-looking statements include:

•        our being a company with no operating history and no operating revenues;

•        our ability to extend the date by which we must complete an initial business combination (as defined below) to the Extended Date (as defined below);

•        the amount of redemptions by our public stockholders in connection with the Extension Proposal and the Redemption Limitation Proposal (as defined below) or initial business combination;

•        disrupted global supply chains and significant volatility and disruption of financial markets;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination;

•        our expectations around the performance of a prospective target business or businesses;

•        increased expenses associated with being a public company;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our ability to consummate an initial business combination due to the uncertainty resulting from the recent COVID-19 pandemic;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the Trust Account (as defined below) not being subject to the claims of third parties;

•        the use of proceeds not held in our Trust Account or available to us from interest income on the Trust Account balance;

•        our financial performance; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually via live webcast online at https//www.cstproxy.com/computehealth/2022 on December 2, 2022 at 11:00 a.m. Eastern Time. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

Compute Health is a blank check company incorporated under the laws of Delaware on October 7, 2020. Compute Health was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”). On February 4, 2021, Compute Health entered into that certain Investment Management Trust Agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or the “Trustee”), in connection with the IPO (as defined below) and a potential initial business combination. On February 9, 2021, Compute Health consummated its initial public offering of 86,250,000 units, with each unit consisting of one share of its Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) and one-quarter of one warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), which included the full exercise by the underwriters of their over-allotment option in the amount of 11,250,000 units (such initial public offering, the “IPO”). At $10.00 per unit, the units from the IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $862,500,000. Simultaneously with the consummation of the IPO, Compute Health consummated the private sale of 12,833,333 private placement warrants at $1.50 per warrant for an aggregate purchase price of approximately $19,250,000. Following the closing of the IPO and payment of transaction expenses associated with the IPO, a total of $862,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was deposited into the trust account established in connection with the IPO (the “Trust Account”) and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective initial business combinations and continuing general and administrative expenses. The IPO was conducted pursuant to a registration statement on Form S-1 that became effective on February 4, 2021. As of September 30, 2022, there was approximately $867,071,600 held in the Trust Account. Our Charter (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by February 9, 2023.

While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Allurion Technologies, Inc. (“Allurion”), the Board has determined that there may not be sufficient time before February 9, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination from February 9, 2023 to August 9, 2023. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from February 9, 2023 to August 9, 2023.

Allurion is a medical technology company with the mission to end obesity globally and help patients live fuller, longer lives. Allurion has developed a solution that combines medical, digital, and nutritional approaches and is focused on commercializing its leading weight loss program, the Allurion Program.

The Allurion Program is a multifaceted weight loss intervention which includes a swallowable, procedure-less gastric balloon, a digital therapeutic and remote patient monitoring tool, and a behavior change program. Allurion patients also have access to the Allurion App, a mobile application available on Android and iOS platforms which provides real-time insights, behavior change content, and connection with providers in 15 languages, and the Allurion Health Tracker and Connected Scale, a Bluetooth-connected smartwatch and digital scale to conveniently monitor weight, metabolic parameters, and fitness. Allurion also provides benefits to providers through Allurion Insights, an AI-powered remote patient monitoring solution which also enables providers to track and benchmark a variety of clinic-level metrics such as weight loss and patient engagement over time.

Launched and commercial in over 50 countries, Allurion has gained significant commercial traction. The company is planning to continue to expand globally over the next two years and has begun enrollment in its pivotal study in the United States, the AUDACITY trial.

What is being voted on?

You are being asked to vote on the following proposals:

1.      Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock (together with the Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock” or “Founder Shares”, the “Company Common Stock”) included as part of the units sold in the IPO from February 9, 2023 to August 9, 2023 (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A of the accompanying proxy statement, to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

3.      Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Joshua Fink and Jean Nehmé have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held virtually via live webcast online at https//www.cstproxy.com/computehealth/2022 at 11:00 a.m. Eastern Time on December 2, 2022. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.

Why should I vote to approve the Extension Proposal?

The Charter provides that the Company has until February 9, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Allurion, the Board has determined that there may not be sufficient time before February 9, 2023 to consummate an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination from February 9, 2023 to the Extended Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from February 9, 2023 to the Extended Date. If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if Compute Health does not complete an initial business combination by February 9, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination is in the best interests of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.

In connection with the Extension Proposal and the Redemption Limitation Proposal, public stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, unless the Redemption Limitation Proposal has also been approved.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares in connection with the Extension, such holders shall retain redemption rights in connection with (and their ability to vote on) an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Redemption Limitation Proposal?

If the Extension Proposal is approved but the redemptions of public shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to not be subject to a limitation in respect of the number of public shares that can be redeemed in connection with the Extension Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders to amend the Charter to permit us to redeem our Class A common stock even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Proposal and the Redemption Limitation Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by February 9, 2023. In that scenario, it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if Compute Health does not complete an initial business combination by February 9, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

Our Board recommends that you vote in favor of the Redemption Limitation Proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension Proposal if our stockholders do not approve the Extension Proposal. Additionally, unless the Redemption Limitation Proposal is approved, we are not permitted to redeem our Class A common stock in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if redemptions of our Class A common stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, unless the Redemption Limitation Proposal is approved.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors and officers and their permitted transferees, if any (collectively, the “initial stockholders”), collectively have the right to vote approximately 20% of the Company’s issued and outstanding Company Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

Subject to applicable securities laws, the initial stockholders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal or the Redemption Limitation Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of shares of Class A common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) in the event that the Redemption Limitation Proposal is not approved, the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal or the Redemption Limitation Proposal.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in initial business combinations involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combinations; the potential liability of certain participants in proposed initial business combinations; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of completion of our initial business combination or liquidation of the Company.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

What vote is required to approve the Redemption Limitation Proposal?

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and our officers and directors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by February 9, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Proposal is not approved?

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by February 9, 2023. In that scenario, it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if Compute Health does not complete an initial business combination by February 9, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

The Sponsor and our officers and directors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by February 9, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if there are sufficient votes to approve Redemption Limitation Proposal but there are not sufficient votes to approve the Extension Proposal?

If there are sufficient votes to approve Redemption Limitation Proposal but there are not sufficient votes to approve the Extension Proposal, we may i) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or ii) proceed with the Redemption Limitation Proposal and the redemption of public shares in connection therewith.

What happens if there are sufficient votes to approve Extension Proposal but there are not sufficient votes to approve the Redemption Limitation Proposal?

If there are sufficient votes to approve Extension Proposal but there are not sufficient votes to approve the Redemption Limitation Proposal, we may i) if redemptions would not exceed the Redemption Limitation, a) proceed with the Extension and the redemption of public shares in connection therewith or b) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or ii) if redemptions would exceed the Redemption Limitation, a) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or b) abandon the Extension.

If the Extension Proposal and the Redemption Limitation Proposal are approved, what happens next?

The Company is continuing its efforts to complete an initial business combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete an initial business combination prior to February 9, 2023. If the Extension Proposal is approved, the Company expects to continue discussions with Allurion in pursuit of entering into an business combination agreement and seeking stockholder approval of an initial business combination. If stockholders approve such initial business combination, the Company expects to consummate such initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of each of the Extension Proposal and the Redemption Limitation Proposal by the holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, the Company will amend the Charter with the amendments in the form attached to this proxy statement as Annex A. The Company expects to remain a reporting company under the Exchange Act, and expects its units, Class A common stock and public warrants to remain publicly traded.

If the Extension Proposal and/or the Redemption Limitation Proposal are approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the initial stockholders through the Founder Shares. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal and/or the Redemption Limitation Proposal are approved. The amount remaining in the Trust Account may be significantly less than the approximately $867,071,600 that was in the Trust Account as of September 30, 2022.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you vote against an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to Compute Health Acquisition Corp., 1100 North Market Street, 4th Floor, Wilmington, DE 19890; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on December 2, 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting at the Special Meeting by virtual means. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual means at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name”, will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Extension Proposal and the Redemption Limitation Proposal but will not count as votes cast for the Adjournment Proposal.

What is a quorum?

A majority of the voting power of all issued and outstanding shares of Class A common stock and Class B common stock entitled to vote as of the record date at the Special Meeting, together as a single class, must be present in person (including via the virtual meeting platform) or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. As of the record date for the Special Meeting, we anticipate that 53,906,251 shares of our Company Common Stock would be required to be present at the Special Meeting to achieve a quorum.

Who can vote at the Special Meeting?

Holders of Company Common Stock as of the close of business on November 1, 2022 (the “record date”), are entitled to vote at the Special Meeting or any adjournment or postponement thereof. On the record date, there were 107,812,500 shares of Company Common Stock issued and outstanding, including (i) 86,250,000 shares of Class A common stock and (ii) 21,562,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each of our stockholders is entitled to one vote on each proposal presented at the Special Meeting for each share of Company Common Stock held of record as of November 1, 2022. The initial stockholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 20% of our issued and outstanding Company Common Stock.

Registered Stockholders.    If your shares of Class A common stock are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by virtual means at the Special Meeting.

Street Name Stockholders.    If your shares of Class A common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name”, and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Class A common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders”.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers”.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal or the Redemption Limitation Proposal is not approved?

If the Extension Proposal is not approved, or the Redemption Limitation Proposal is not approved causing us to not be able to implement the Extension, and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

What happens to the Company’s warrants if the Extension Proposal is approved and the Extension is implemented?

If the Extension Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company Common Stock on November 1, 2022, the record date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Class A common stock?

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the either of the Extension Proposal or the Redemption Limitation Proposal is approved and the Company proceeds with implementation of the amendments. You will be entitled to receive cash for any public shares to be redeemed only if:

(i)     you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on November 30, 2022 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $40,000 and will reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Compute Health Acquisition Corp.
1100 North Market Street, 4th Floor
Wilmington, DE 19890
Tel: (212) 829-3500

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902

Individuals call toll-free: 800-662-5200
Banks and brokers call: 203-658-9400
Email: CPUH.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information”.

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on November 30, 2022 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s subsequent Quarterly Reports on Form 10-Q and the other reports we file with the SEC before making any investment decision related to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved and the Extension is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of Class A common stock in connection with the Extension Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Extension Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A common stock on the open market. The price of shares of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A common stock at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as the Company and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

We may not be able to complete our initial business combination should it be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”). As a result, the pool of potential targets with which we could complete our initial business combination may be limited. In addition, the time necessary for any governmental or regulatory review or approval could prevent us from completing our initial business combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor, directly or indirectly, may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved. Investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction and certain investments that although do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies”, “critical infrastructure” and/or “sensitive personal data” (collectively “TID U.S. Businesses”) are subject to CFIUS jurisdiction. Further, although the majority of CFIUS filings are filed voluntarily, investments in U.S. businesses with a nexus to “critical technologies” are subject to mandatory filings unless the foreign investor is considered an “excepted investor.”

As a result of his nationality, one of the three managers of the Sponsor is considered to be a foreign person by CFIUS. It is likely, therefore that CFIUS could find the Sponsor to be a foreign person. The Sponsor in turn currently owns 21,442,500 Founder Shares and 12,833,333 private placement warrants and therefore it is likely that CFIUS could find Compute Health to be a foreign person. Our initial business combination with a U.S. business may be subject to CFIUS review, if the transaction results in Compute Health acquiring control of the U.S. business or if the transaction results in Compute Health acquiring certain information or governance rights and the U.S. business qualifies as a TID U.S. Business. If our initial business combination with a U.S. Business falls within CFIUS’s jurisdiction, we may be subject to mandatory filings. If not, we may still determine that a voluntary filing is prudent depending on the national security risks that CFIUS may perceive arising from the transaction or we may proceed with our initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 9, 2023 or by the Extended Date, if the Extension Proposal is approved, because the review process extends beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, we cannot guarantee the per share amount that our public stockholders will receive and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be subject to the Excise Tax (as defined below) included in the Inflation Reduction Act of 2022 in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which imposes an excise tax on “covered corporations” (generally, publicly-traded domestic corporations) equal to 1% of the fair market value of certain stock repurchased after December 31, 2022 (the “Excise Tax”). Because we expect to be a covered corporation, it is likely that the Excise Tax will generally apply to any redemptions of our Company Common Stock after December 31, 2022. The application of the Excise

Tax to redemptions of stock in connection with a liquidation is uncertain. Issuances of our stock, including in connection with an initial business combination, could reduce the amount of any Excise Tax to the extent they occur in the same tax year, but the operation of this netting rule will depend on the details and structure of such initial business combination. Moreover, the fair market value of any stock redeemed may exceed the fair market value of any stock issued. Consequently, the Excise Tax may reduce the amount of cash we have available to complete a business combination, and may cause a transaction with us to be viewed less favorably by potential counterparties.

The NYSE (as defined below) may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Proposal and/or the Redemption Limitation Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the New York Stock Exchange (the “NYSE”). After the Special Meeting, we may be required to demonstrate compliance with NYSE’s continued listing requirements in order to maintain the listing of our securities on NYSE. Such continued listing requirements for our securities include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held shares of Class A common stock of at least $40,000,000, such publicly-held shares of Class A common stock excluding Class A common shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•        our securities not falling below the following distribution criteria:

•        300 public stockholders; or

•        1,200 total stockholders and average monthly trading volume of 100,000 shares of Class A common stock, for the most recent 12 months; or

•        600,000 publicly-held shares of Class A common stock; and

•        consummating an initial business combination within the time period specified in our charter.

Additionally, we expect that if our Class A common stock fails to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our shares of Class A common stock. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held virtually via live webcast at https//www.cstproxy.com/computehealth/2022 on December 2, 2022, at 11:00 a.m., Eastern Time to consider and vote upon the proposals to be put to the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock included as part of the units sold in the IPO, from February 9, 2023 to August 9, 2023;

2.      Proposal No. 2 — The Redemption Limitation Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A of the accompanying proxy statement, to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

3.      Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal, which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on November 1, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Company Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 107,812,500 shares of Company Common Stock issued and outstanding, including 86,250,000 shares of Class A common stock and (ii) 21,562,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the issued and outstanding shares entitled to vote at the meeting are represented in person or by proxy. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Broker non-votes will be counted for the purposes of determining the existence of a quorum and will have the same effect as votes “AGAINST” the Extension Proposal, the Redemption Limitation Proposal but will not count as votes cast for the Adjournment Proposal.

The initial stockholders own of record and are entitled to vote approximately 20% of the shares of Company Common Stock as of the record date. Such shares, as well as any shares of Company Common Stock acquired in the aftermarket by the initial stockholders, will be voted in favor of the proposals presented at the Special Meeting.

Votes Required

The approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Accordingly, if a valid quorum is established, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Accordingly, if a valid quorum is established, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Redemption Limitation Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock, present at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record”. If your shares are held in a brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder”.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy”. If you wish to vote by proxy, you must (i) complete, date and sign the enclosed form, called a “proxy card”, and mail it in the accompanying pre-addressed postage-paid envelope. If you complete the proxy card and mail it in the envelope provided, you will designate each of Joshua Fink and Jean Nehmé or the Chairperson of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting.

If you do not provide voting instructions to your bank, broker or other nominee and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing CPUH.info@investor.morrowsodali.com.

Revocability of Proxies

If a stockholder has submitted a proxy to vote their shares and wishes to change their vote, such stockholder may send a later-dated, signed proxy card to Compute Health Acquisition Corp., 1100 North Market Street, 4th Floor, Wilmington, DE 19890; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on December 2, 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting at the Special Meeting by virtual means. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held virtually via live webcast online at https//www.cstproxy.com/computehealth/2022 at 11:00 a.m. Eastern Time, on December 2, 2022. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $40,000 and will reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: CPUH.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Company Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Company Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Notice of Stockholder Proposals

The DGCL and our bylaws provide that we are required to provide at least 10, and no more than 60, days’ advance notice of any stockholder meeting of the Company.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1100 North Market Street, 4th Floor, Wilmington, DE 19890. Our telephone number is (212) 829-3500. Our corporate website address is https://www.compute-health.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

Compute Health is a blank check company incorporated under the laws of Delaware on October 7, 2020. Compute Health was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 9, 2021, Compute Health consummated its initial public offering of 86,250,000 units, with each unit consisting of one share of its Class A common stock and one-quarter of one warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 11,250,000 units. At $10.00 per unit, the units from the IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $862,500,000. Simultaneously with the consummation of the IPO, Compute Health consummated the private sale of 12,833,333 private placement warrants at $1.50 per warrant for an aggregate purchase price of approximately $19,250,000. Following the closing of the IPO and payment of transaction expenses associated with the IPO, a total of $862,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was deposited into the Trust Account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective initial business combinations and continuing general and administrative expenses. The IPO was conducted pursuant to a registration statement on Form S-1 that became effective on February 4, 2021. As of September 30, 2022, there was approximately $867,071,600 held in the Trust Account. Our Charter (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by February 9, 2023.

The Extension Proposal

We are proposing to amend the Charter pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A hereof to authorize the Company to extend the date by which the Company must (a) consummate its initial business combination or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock included as part of the units sold in the IPO, from February 9, 2023 to August 9, 2023, the Extended Date.

Reasons for the Extension Proposal

The Charter provides that the Company has until February 9, 2023 to complete an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Allurion, the Board has determined that there may not be sufficient time before February 9, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend it’s the date by which the Company must complete an initial business combination from February 9, 2023 to August 9, 2023, the Extended Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.

The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares from the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved, even if the Redemption Limitation Proposal has been approved, and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

Our initial stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by February 9, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will amend the Charter with the amendment in the form attached to this proxy statement as set forth in paragraphs one, four and seven of Annex A. The Company expects to remain a reporting company under the Exchange Act, and expects its units, Class A common stock and public warrants to remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

If the Extension Proposal is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the initial stockholders through the Founder Shares. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved. The amount remaining in the Trust account may be significantly less than the approximately $867,071,600 that was in the Trust Account as of September 30, 2022. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Redemption Rights

In connection with the approval of the Extension Proposal, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 30, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:

(i)     you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on November 30, 2022 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not they are a record holder or their shares are held in “street name”, by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and Continental, the Company’s transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed in the section of this proxy statement entitled “— Questions and Answers About the Special Meeting”. In the event that a public stockholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates, if any, representing these shares will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock. Based upon the amount held in the Trust Account as of September 30, 2022, which was $867,071,600, estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting. The closing price of a share of Class A common stock on November 3, 2022, was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Class A common stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to holders of shares of Class A common stock that elect to have their shares of Class A common stock redeemed for cash if the Extension is completed. This discussion applies only to shares of Class A common stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A common stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A common stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        governmental organizations and qualified foreign pension funds;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

•        controlled foreign corporations; and

•        passive foreign investment companies.

If a partnership for U.S. federal income tax purposes holds shares of Class A common stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding shares of Class A common stock should consult their tax advisors.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Redemption of Class A common stock

In the event that a holder’s shares of Class A common stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Class A common stock, a U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”, and a Non-U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”. If the redemption does not qualify as a sale of shares of Class A common stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions”.

Whether a redemption of shares of Class A common stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of shares of Class A common stock will generally be treated as a sale of shares of Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include shares of Class A common stock which could be acquired pursuant to the exercise of the warrants.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Class A common stock must, among other requirements, be less than eighty percent of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of shares of Class A common stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of shares of Class A common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.

The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests is satisfied, then the redemption of shares of Class A common stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax effects to such Non-U.S. holder will be as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Taxation of Distributions”. After the application of those rules, any remaining tax basis of the holder in the redeemed shares of Class A common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

A holder should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to you if you are a “U.S. holder”. A U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•        a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (b) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.    If our redemption of a U.S. holder’s shares of Class A common stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A common stock”, such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”.

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A common stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.    If our redemption of a U.S. holder’s shares of Class A common stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A common stock”, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Class A common stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A common stock (shares of Class A common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A common stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Class A common stock treated as a return of capital.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder”. A Non-U.S. holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Taxation of Distributions.    If our redemption of a Non-U.S. holder’s shares of Class A common stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A common stock” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of Class A common stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock”.

The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A common stock.    If our redemption of a Non-U.S. holder’s shares of Class A common stock is treated as a sale or other taxable disposition as discussed above under the section of this proxy statement entitled “— Redemption of Class A common stock”, subject to the discussions of FATCA and backup withholding below, a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A common stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five- (5) year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A common stock, and, in the case where shares of Class A common stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent of our Company Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of Class A common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A common stock is regularly traded on an established securities market, a buyer of our Class A common stock (we would be treated as a buyer with respect to a redemption of Class A common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent of the amount realized upon such disposition. There can be no assurance that our Class A common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension is completed.

FATCA Withholding Taxes.    Provisions commonly referred to as “FATCA” impose withholding of thirty percent on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Company Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A common stock.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Company Common Stock. Accordingly, if a valid quorum is established, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal. If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law

The Sponsor and all of the Company’s directors and officers are expected to vote all of the Company Common Stock owned by them in favor of the Extension Proposal. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 21,562,500 Founder Shares. See the section of this proxy statement entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.

Subject to applicable securities laws, the initial stockholders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of shares of Class A common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, the 21,562,500 aggregate Founder Shares held by the initial stockholders will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares), as will the private placement warrants held by the Sponsor and its affiliates, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold if the Company fails to complete an initial business combination by February 9, 2023;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        If the Extension Proposal is not approved and no initial business combination is completed by February 9, 2023, such that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors relating to indemnification or exculpation from monetary liability as set forth in the Charter;

•        The Company’s officers or directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any initial business combination and receive compensation thereafter;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, they will not have any claim against the Trust Account for reimbursement, and as a result the Company will most likely be unable to reimburse such expenses; and

•        On April 6, 2022, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $1,500,000 in working capital loans (the “First Promissory Note”). The First Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates an initial business combination and (ii) the date that the winding up of the Company is effective. As of September 30, 2022, $1,500,000 was drawn under the First Promissory Note. On July 28, 2022, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $1,500,000 in working capital loans (the “Second Promissory Note”, together with the First Promissory Note, the “Promissory Notes”). The Second Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates an initial business combination and (ii) the date that the winding up of the Company is effective. As of September 30, 2022, $750,000 was drawn under the Second Promissory Note. If the Extension Proposal is not approved and we do not consummate an initial business combination by February 9, 2023, there may not be sufficient assets to repay the Promissory Notes, in which case they will be worthless.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD
REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION PROPOSAL

The Redemption Limitation Proposal

We are proposing to amend the Charter pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of t Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Proposal

If the Extension Proposal is approved but the redemptions of public shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to not be subject to a limitation in respect of the number of public shares that can be redeemed in connection with the Extension Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders amend the Charter to permit us to redeem our Class A common stock even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Proposal and the Redemption Limitation Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by February 9, 2023. In that scenario, it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if Compute Health does not complete an initial business combination by February 9, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

If the Redemption Limitation Proposal Is Not Approved

If the Redemption Limitation Proposal is not approved, our Board will not be able to implement the Extension if redemptions of public shares would exceed the Redemption Limitation. If the Extension is not implemented and we do not consummate an initial business combination by February 9, 2023, then it is expected that we will (a) cease our operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

Our initial stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by February 9, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by February 9, 2023.

If the Redemption Limitation Proposal Is Approved

If the Redemption Limitation Proposal is approved, the Company may amend the Charter with the amendment in the form set forth in paragraphs two, three, five, six and seven of Annex A. For further details, see “Proposal No. 1 — The Extension Proposal — If the Extension Proposal Is Approved”.

Redemption Rights

In connection with the approval of the Redemption Limitation Proposal, each public stockholder may seek to redeem his, her or its public shares if the Company Implements the amendments to the Charter with the amendment in the form set forth in paragraphs two, three, five, six and seven of Annex A. For further details, see “Proposal No. 1 — The Extension Proposal — Redemption Rights”.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

See “Proposal No. 1 — The Extension Proposal — United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights”.

Vote Required for Approval

The approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Accordingly, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have the same effect as a vote “AGAINST” the Redemption Limitation Proposal.

Recommendation

See “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable the adoption of the Redemption Limitation Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION
PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Compute Health stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal, our Board will approve and declare advisable the adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of November 1, 2022, with respect to our Company Common Stock held by:

•        each person known by us to be the beneficial owner of more than five percent of our Company Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of shares of Company Common Stock listed in the table below is based on 107,812,500 shares of Company Common Stock outstanding as of November 1, 2022, including (i) 86,250,000 shares of Class A common stock and (ii) 21,562,500 shares of Class B common stock. Voting power represents the combined voting power of Company Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Company Common Stock vote together as a single class. The table below does not include any Company Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of November 1, 2022.

Name and Address of Beneficial Owner	Number of shares of Company Common Stock Beneficially Owned(2)	% Ownership
Name and Address of Beneficial Owner(1)
All Directors and Executive Officers of Compute Health as a Group (Seven Individuals)	21,562,500	20%
Jean Nehmé	21,442,500	19.9%
Joshua Fink	21,442,500	19.9%
Omar Ishrak	21,442,500	19.9%
Osama Alswailem	30,000	*
Hani Barhoush	30,000	*
Michael Harsh	30,000	*
Gwendolyn A. Watanabe	30,000	*
Five Percent Holders of Compute Health:
Compute Health Sponsor LLC (our Sponsor)(3)	21,442,500	19.9%
Jean Nehmé	21,442,500	19.9%
Joshua Fink	21,442,500	19.9%
Omar Ishrak	21,442,500	19.9%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Compute Health Acquisition Corp, 1100 North Market Street, 4th Floor, Wilmington, DE 19890.

(2)      Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-252245) entitled “Description of Securities”.

(3)      Compute Health Sponsor LLC, our Sponsor, is the record holder of the Class B common stock reported herein. The members of our Sponsor, Drs. Nehmé and Ishrak and Mr. Fink, by virtue of their shared control over our Sponsor, may be deemed to beneficially own shares held by our Sponsor.

Our initial stockholders beneficially own approximately 20% of our issued and outstanding Company Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1100 North Market Street, 4th Floor, Wilmington, DE 19890, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website (https://www.compute-health.com/) under the heading “SEC Filings”. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Compute Health Acquisition Corp.
1100 North Market Street, 4th Floor
Wilmington, DE 19890
Tel: (212) 829-3500

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902

Individuals call toll-free: 800-662-5200
Banks and brokers call: 203-658-9400
Email: CPUH.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by November 25, 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
NOVEMBER 4, 2022

Annex A

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
COMPUTE HEALTH ACQUISITION CORP.

Compute Health Acquisition Corp. (the “Corporation”), a corporation organized and existing under the Laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: Article IX, Section 9.1(b) of the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) is hereby amended in its entirety to read as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional securities) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months from the date of the closing of the Offering and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Compute Health Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

SECOND: Article IX, Section 9.2(a) of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

THIRD: Article IX, Section 9.2(b) of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:

“(a) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer

Annex A-1

Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of taxes payable), by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of taxes payable), by (b) the total number of then outstanding Offering Shares.”

FOURTH: Article IX, Section 9.2(d) of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

FIFTH: Article IX, Section 9.2(e) of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

SIXTH: Article IX, Section 9.2(f) of the Amended and Restated Certificate is hereby deleted in its entirety.

SEVENTH: Article IX, Section 9.7 of the Amended and Restated Certificate is hereby amended in its entirety to read as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would (A) modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering, or (B) with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.

Annex A-2

EIGHTH: That said amendment was duly adopted in accordance with the applicable provisions of Sections 211 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by a duly authorized officer this               day of              , 2022.

COMPUTE HEALTH ACQUISITION CORP.
By:
Name:	Joshua Fink
Title:	Co-Chief Executive Officer

Annex A-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY COMPUTE HEALTH ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 1, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/computehealth/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this 1. Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in paragraphs one, four and seven of Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination or (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”), included as part of the units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant, each whole warrant ex-ercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment, sold in the Company’s initial public offering that was consummated on February 9, 2021, from February 9, 2023 to August 9, 2023, (the “Extension Proposal”). FOR AGAINST ABSTAIN 2. Proposal No. 2 — The Redemption Limitation FOR AGAINST ABSTAIN Proposal — To amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraphs two, three, five, six and seven of Annex A of the accompanying proxy statement, to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”). 3. Proposal No. 3 — The Adjournment Proposal — FOR AGAINST ABSTAINT approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting To view the 2022 Proxy Statement and to attend the Special Meeting, please go to: https://www.cstproxy.com/computehealth/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMPUTE HEALTH ACQUISITION CORP. The undersigned appoints Joshua Fink and Jean Nehmé, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Compute Health Acquisition Corp. held of record by the undersigned at the close of business on November 1 , 2022 at the Special Meeting of Compute Health Acquisition Corp., to be held virtually at: https://www.cstproxy.com/computehealth/2022 on December 2, 2022, at 11:00 a.m. or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)